UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 21, 2017

Gilead Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 Lakeside Drive, Foster City, California		94404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 574-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                Entry into a Material Definitive Agreement.

Supplemental Indenture

On September 21, 2017, Gilead Sciences, Inc. (the “Company”) and Wells Fargo Bank, National Association, as trustee (the “Trustee” and, together with the Company, the “Parties”), entered into a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) to the Indenture between the Parties, dated as of March 30, 2011 (the “Base Indenture”).  The Seventh Supplemental Indenture relates to the Company’s issuance of (a) $750,000,000 aggregate principal amount of the Company’s Floating Rate Notes due September 2018 (the “September 2018 Floating Rate Notes”), (b) $750,000,000 aggregate principal amount of the Company’s Floating Rate Notes due March 2019 (the “March 2019 Floating Rate Notes”), (c) $500,000,000 aggregate principal amount of the Company’s Floating Rate Notes due September 2019 (the “September 2019 Floating Rate Notes” and, collectively with the September 2018 Floating Rate Notes and the March 2019 Floating Rate Notes, the “Floating Rate Notes”) and (d) $1,000,000,000 aggregate principal amount of the Company’s 1.850% Senior Notes due 2019 (the “Fixed Rate Notes” and, collectively with the Floating Rate Notes, the “Notes”).  The Notes were sold in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-220283).

The Fixed Rate Notes will pay interest semi-annually at a rate of 1.850% per annum until September 20, 2019.  The Floating Rate Notes will pay interest each March 20, June 20, September 20 and December 20 until their respective maturity dates. The initial interest rate for the September 2018 Floating Rate Notes, the March 2019 Floating Rate Notes and the September 2019 Floating Rate Notes will be the Three Month LIBOR (as defined in the Supplemental Indenture), as initially determined on September 19, 2017, plus 0.170% with respect to the September 2018 Floating Rate Notes, 0.220% with respect to the March 2019 Floating Rate Notes and 0.250% with respect to the September 2019 Floating Rate Notes. The interest rate for the Floating Rate Notes for each interest period after the initial interest period will be the Three Month LIBOR, as determined on the applicable Interest Determination Date (as defined in the Supplemental Indenture), plus 0.170% with respect to the September 2018 Floating Rate Notes, 0.220% with respect to the March 2019 Floating Rate Notes and 0.250% with respect to the September 2019 Floating Rate Notes.

The Company intends to use the net proceeds from the sale of the Notes, together with other sources of liquidity, to finance the cash consideration payable in connection with the Company’s previously announced acquisition (the “Kite Acquisition”) of Kite Pharma, Inc., a Delaware corporation (“Kite”), pursuant to the Agreement and Plan of Merger, dated August 27, 2017, among Kite, the Company and Dodgers Merger Sub, Inc., a Delaware corporation (the “Merger Agreement”), and to pay related fees and expenses. Pending that application of funds, the Company intends to invest the net proceeds from this offering in United States government obligations, bank deposits or other secure, short-term investments.

The Base Indenture and the Seventh Supplemental Indenture contain certain restrictions, including a limitation that restricts the Company’s ability and ability of certain of its subsidiaries to create or incur secured indebtedness, enter into sale and leaseback transactions and consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of its subsidiaries, and also requires the Company to offer to repurchase the Notes upon certain change of control events.

The Company may redeem some or all of the Fixed Rate Notes, but not the Floating Rate Notes, at any time and from time to time, at the redemption price described in the form of the 2019 Fixed Rate Notes.

In the event that (a) the Kite Acquisition is not consummated on or before March 27, 2018, or (b) if prior to such date, the Merger Agreement is terminated, the Company will be obligated to redeem the Notes at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the special mandatory redemption date described in the Seventh Supplemental Indenture.

For a complete description of the terms and conditions of the Base Indenture, please refer to the Base Indenture, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Commission on April 1, 2011 and incorporated herein by reference.  For a complete description of the terms and conditions of the Seventh Supplemental Indenture and the Notes, please refer to the Seventh Supplemental Indenture and the forms of each series of Notes, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Seventh Supplemental Indenture, dated as of September 21, 2017, between the Company and Wells Fargo Bank, National Association, as Trustee

4.2	Form of Fixed Rate Note (included in Exhibit 4.1 above)

4.3	Form of September 2018 Floating Rate Note (included in Exhibit 4.1 above)

4.4	Form of March 2019 Floating Rate Note (included in Exhibit 4.1 above)

4.5	Form of September 2019 Floating Rate Note (included in Exhibit 4.1 above)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1)

EXHIBIT LIST

Exhibit No.	Description

4.1	Seventh Supplemental Indenture, dated as of September 21, 2017, between the Company and Wells Fargo Bank, National Association, as Trustee

4.2	Form of Fixed Rate Note (included in Exhibit 4.1 above)

4.3	Form of September 2018 Floating Rate Note (included in Exhibit 4.1 above)

4.4	Form of March 2019 Floating Rate Note (included in Exhibit 4.1 above)

4.5	Form of September 2019 Floating Rate Note (included in Exhibit 4.1 above)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

By:	/s/ Robin L. Washington
Name:	Robin L. Washington
Title:	Executive Vice President and Chief Financial Officer

Dated:  September 21, 2017